UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23341

Name of Fund:	BlackRock Funds IV
BlackRock Sustainable Advantage CoreAlpha Bond Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds IV, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2023

Date of reporting period: 05/31/2023

Item 1 – Report to Stockholders

 (a) The Report to Shareholders is attached herewith.

MAY 31, 2023

2023 Annual Report

BlackRock Funds IV

•  BlackRock Sustainable Advantage CoreAlpha Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended May 31, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced, while emerging market stocks declined substantially, pressured by higher interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the Fed is likely to keep rates high for an extended period to get inflation under control. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt. Resolution of the debt ceiling standoff late in the period eliminated one source of uncertainty, but the relatively modest spending cuts won’t move the needle on the government’s substantial debt burden.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. While we are neutral on credit overall amid tightening credit and financial conditions, there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	3.33%	2.92%

U.S. small cap equities (Russell 2000® Index)	(6.53)	(4.68)

International equities (MSCI Europe, Australasia, Far East Index)	6.89	3.06

Emerging market equities (MSCI Emerging Markets Index)	(0.37)	(8.49)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.16	3.16

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.78	(3.65)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.00	(2.14)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	1.94	0.49

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.01	0.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2023	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Investment Objective

BlackRock Sustainable Advantage CoreAlpha Bond Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth while seeking to maintain certain environmental, governance and social (“ESG”) characteristics, climate risk exposure and climate opportunities relative to the Fund’s benchmark.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2023, all of the Fund’s share classes underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index with the exception of its Class K shares, which performed in line.

What factors influenced performance?

The Fund’s asset allocation detracted from relative performance, mainly due to out-of-benchmark positioning in high yield corporate credit. Selection within residential mortgage-backed securities (“MBS”) also weighed on relative return, primarily due to positioning within 15-year conventional MBS and 30-year GNMAs. Positioning with respect to U.S. interest rates detracted as the Treasury yield curve moved higher and flattened, with yields rising the most on shorter maturities.

Within corporate bonds, overweights to technology, consumer non-cyclical, and metals within basic materials proved beneficial. Within the Fund’s global interest rate strategies, relative value positioning within developed markets contributed positively to performance. While asset allocation detracted overall, the Fund’s modest overweight to securitized assets contributed over the period.

The Fund’s cash position was 7.9% at period-end and averaged approximately 9% for the period, representing holdings of Treasury bills. The relatively high cash balance proved beneficial as it allowed the Fund to pick up yield while reducing risk as risk assets performed poorly over the period. The Fund’s use of derivatives marginally detracted from performance. The performance impact of these positions is realized in the Fund’s asset allocation, global rates, and global inflation strategies.

Describe recent portfolio activity.

The Fund moved to an overweight allocation to investment grade corporate bonds and maintained its hedged out-of-benchmark exposure to high yield corporate bonds. The Fund has opportunistically increased exposure to securitized assets based on the continued strength of the consumer.

Describe portfolio positioning at period end.

As of period end, the Fund was overweight investment grade corporate bonds and had exposure to high yield corporate bonds. Within corporate credit, the largest sector overweights weights were in technology and consumer cyclicals, while the largest sector underweights were in communications and banking. The Fund was slightly overweight securitized assets, including agency MBS on the view that the Fed is near the end of its rate hiking cycle.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2023 (continued)	BlackRock Sustainable Advantage CoreAlpha Bond Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on August 23, 2016.

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
(b)

The Fund invests, under normal circumstances, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; MBS issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial MBS; mortgage to-be announced (“TBA”) securities; debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Fund’s total returns for the period prior to October 1, 2021 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Systematic ESG Bond Fund”. Prior to May 1, 2020, BlackRock Systematic ESG Bond Fund was known as BlackRock Impact Bond Fund. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Impact Bond Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance

			Average Annual Total Returns(a)(b)

			1 Year		5 Years		Since Inception(c)

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	4.06%	2.03%	(2.34)%	N/A	0.68%	N/A	0.35%	N/A
Investor A	3.65	1.70	(2.48)	(6.38)%	0.44	(0.37)%	0.11	(0.49)%
Investor C	3.06	0.69	(3.32)	(4.27)	(0.33)	(0.33)	(0.65)	(0.65)
Class K	4.11	2.11	(2.18)	N/A	0.75	N/A	0.41	N/A

Bloomberg U.S. Aggregate Bond Index	—	—	(2.14)	N/A	0.81	N/A	0.43	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund invests, under normal circumstances, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; MBS issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial MBS; mortgage to-be announced (“TBA”) securities; debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Fund’s total returns for the period prior to October 1, 2021 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Systematic ESG Bond Fund”. Prior to May 1, 2020, BlackRock Systematic ESG Bond Fund was known as BlackRock Impact Bond Fund. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund through the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	The Fund commenced operations on August 23, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,018.90	$ 1.41		$ 1,000.00	$ 1,023.54	$ 1.41		0.28%

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2023 (continued)	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Expense Example (continued)

	Actual				Hypothetical 5% Return

	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/22)	Ending Account Value (05/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Investor A	$ 1,000.00	$ 1,018.90	$ 2.67		$ 1,000.00	$ 1,022.29	$ 2.67		0.53%
Investor C	1,000.00	1,013.90	6.43		1,000.00	1,018.55	6.44		1.28
Class K	1,000.00	1,020.40	1.16		1,000.00	1,023.78	1.16		0.23

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO ALLOCATION

Asset Type	Percent of Total Investments

Corporate Bonds	34.5%
U.S. Government Sponsored Agency Securities	32.9
U.S. Treasury Obligations	23.1
Asset-Backed Securities	4.8
Non-Agency Mortgage-Backed Securities	4.5
Money Market Funds	2.2
Other*	(2.0)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percent of Total Investments

AAA/Aaa(c)	55.7%
AA/Aa	4.3
A	20.9
BBB/Baa	14.9
BB/Ba	2.3
B	0.8
CCC/Caa	—(d)
N/R	1.1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

(d)	Rounds to less than 0.1% of total investments.
*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments May 31, 2023	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
ACC Auto Trust, Series 2021, Class A, 1.08%, 04/15/27(a)	$9	$9,488
Affirm Asset Securitization Trust, 6.61%, 01/18/28	100	99,722
Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.75%, 03/10/28	16	14,777
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02%, 06/15/27	134	132,422
Exeter Automobile Receivables Trust
Series 2021-1A, Class C, 0.74%, 01/15/26	103	101,810
Series 2021-2A, Class D, 1.40%, 04/15/27	300	278,030
Series 2021-3A, Class B, 0.69%, 01/15/26	193	190,957
Series 2021-4A, Class C, 1.46%, 10/15/27	150	143,298
Series 2022-2A, Class B, 3.65%, 10/15/26	300	294,596
Series 2022-2A, Class C, 3.85%, 07/17/28	300	290,080
JPMorgan Chase Bank NA(a)
Series 2021-2, Class B, 0.89%, 12/26/28	90	87,202
Series 2021-3, Class B, 0.76%, 02/26/29	116	109,573
Santander Drive Auto Receivables Trust
Series 2020-2, Class D, 2.22%, 09/15/26	212	207,297
Series 2021-1, Class C, 0.75%, 02/17/26	41	40,395
Series 2022-1, Class C, 2.56%, 04/17/28	300	287,071
Toyota Auto Receivables Owner Trust, Series 2021-B, Class A4, 0.53%, 10/15/26	200	183,671
Upstart Securitization Trust(a)
Series 2021-2, Class A, 0.91%, 06/20/31	13	12,550
Series 2021-3, Class A, 0.83%, 07/20/31	19	18,460
Series 2021-4, Class A, 0.84%, 09/20/31	71	69,322
Westlake Automobile Receivables Trust, Series 2022-3A, Class C, 6.44%, 12/15/27(a)	160	161,263

Total Asset-Backed Securities — 5.0% (Cost: $2,770,603)		2,731,984

Corporate Bonds

Aerospace & Defense(a) — 0.1%
BWX Technologies, Inc., 4.13%, 04/15/29	75	66,374
Spirit AeroSystems, Inc., 9.38%, 11/30/29	10	10,651

		77,025

Automobile Components — 0.1%
Allison Transmission, Inc., 5.88%, 06/01/29(a)	46	44,360

Banks — 1.5%
Bank of Montreal 3.70%, 06/07/25	35	33,924
2.65%, 03/08/27	20	18,446
(5-year USD Swap + 1.43%), 3.80%, 12/15/32(b)	25	22,311
Canadian Imperial Bank of Commerce, 1.00%, 10/18/24	30	28,183
HSBC USA, Inc., 3.50%, 06/23/24	100	97,496
ING Groep NV, 3.55%, 04/09/24	400	391,743
Royal Bank of Canada 0.75%, 10/07/24	90	84,497
2.25%, 11/01/24	25	23,922
Santander Holdings USA, Inc., (1-day SOFR + 2.36%), 6.50%, 03/09/29(b)	20	20,276
Toronto-Dominion Bank, 0.30%, 06/02/23	100	100,000

		820,798

Beverages — 1.6%
Coca-Cola Co. 3.00%, 03/05/51	465	347,623
2.50%, 03/15/51	20	13,423

Security	Par (000)	Value

Beverages (continued)
PepsiCo, Inc. 2.63%, 03/19/27	$80	$75,311
3.00%, 10/15/27	50	47,574
2.88%, 10/15/49	25	18,435
4.20%, 07/18/52	300	276,725
4.65%, 02/15/53	100	99,477

		878,568

Biotechnology — 1.5%
AbbVie, Inc. 4.40%, 11/06/42	5	4,389
4.70%, 05/14/45	5	4,494
4.25%, 11/21/49	30	25,410
Amgen, Inc., 5.51%, 03/02/26	30	30,001
Biogen, Inc. 2.25%, 05/01/30	180	150,720
3.25%, 02/15/51	140	95,784
Gilead Sciences, Inc., 0.75%, 09/29/23	30	29,528
Regeneron Pharmaceuticals, Inc. 1.75%, 09/15/30	500	402,931
2.80%, 09/15/50	150	95,628

		838,885

Building Products — 0.1%
Allegion PLC, 3.50%, 10/01/29	5	4,465
Builders FirstSource, Inc., 6.38%, 06/15/32(a)	27	26,565

		31,030

Capital Markets — 0.7%
Ares Capital Corp., 2.88%, 06/15/27	50	43,564
Bank of New York Mellon Corp., (1-day SOFR + 1.51%), 4.71%, 02/01/34(b)	10	9,748
Barings BDC, Inc., 3.30%, 11/23/26	15	13,126
Blackstone Private Credit Fund, 4.70%, 03/24/25	15	14,475
CME Group, Inc., 2.65%, 03/15/32	15	12,857
FactSet Research Systems, Inc. 2.90%, 03/01/27	80	73,953
3.45%, 03/01/32	40	34,316
FS KKR Capital Corp., 3.13%, 10/12/28	45	36,712
Intercontinental Exchange, Inc., 3.00%, 06/15/50	25	17,036
Invesco Finance PLC, 3.75%, 01/15/26	25	24,143
Morgan Stanley, (1-day SOFR + 1.87%), 5.25%, 04/21/34	55	54,618
S&P Global, Inc. 2.45%, 03/01/27	45	41,767
2.30%, 08/15/60	10	5,595

		381,910

Chemicals — 0.4%
Linde, Inc., 1.10%, 08/10/30	240	190,016
Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.00%, 01/27/30(a)	48	43,203

		233,219

Commercial Services & Supplies — 0.0%
AMN Healthcare, Inc., 4.00%, 04/15/29(a)	12	10,504
Massachusetts Institute of Technology, 3.07%, 04/01/52	12	8,904

		19,408

Communications Equipment — 0.6%
Motorola Solutions, Inc. 2.30%, 11/15/30	160	129,367
2.75%, 05/24/31	100	82,363

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Communications Equipment (continued)
Motorola Solutions, Inc. (continued) 5.60%, 06/01/32	$120	$120,058
5.50%, 09/01/44	10	9,319

		341,107

Consumer Discretionary — 0.4%
Quanta Services, Inc. 0.95%, 10/01/24	95	88,929
2.90%, 10/01/30	50	42,416
2.35%, 01/15/32	85	67,522
3.05%, 10/01/41	45	30,796

		229,663

Consumer Finance — 1.3%
American Express Co. 3.63%, 12/05/24	25	24,291
(1-day SOFR + 1.84%), 5.04%, 05/01/34	40	39,488
Automatic Data Processing, Inc. 1.70%, 05/15/28	450	398,578
1.25%, 09/01/30	150	122,356
Mastercard, Inc. 3.95%, 02/26/48	25	22,030
3.65%, 06/01/49	10	8,238
3.85%, 03/26/50	20	17,036
2.95%, 03/15/51	35	25,427
Synchrony Financial, 2.88%, 10/28/31	30	21,419
Visa, Inc., 3.65%, 09/15/47	48	40,812

		719,675

Consumer Staples Distribution & Retail(a) — 0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 6.50%, 02/15/28	22	21,862
U.S. Foods, Inc., 4.75%, 02/15/29	24	21,889

		43,751

Distributors — 0.1%
Genuine Parts Co., 1.75%, 02/01/25	55	51,620

Diversified REITs — 0.5%
American Tower Corp., 4.00%, 06/01/25	35	34,037
Essential Properties LP, 2.95%, 07/15/31	30	21,965
Iron Mountain, Inc., 5.25%, 07/15/30(a)	60	53,752
Prologis LP, 5.25%, 06/15/53	10	9,757
VICI Properties LP, 5.13%, 05/15/32	90	84,028
VICI Properties LP/VICI Note Co., Inc., 3.88%, 02/15/29(a)	50	44,181

		247,720

Diversified Telecommunication Services — 0.4%
Cogent Communications Group, Inc., 7.00%, 06/15/27(a)	64	61,498
Koninklijke KPN NV, 8.38%, 10/01/30	50	58,369
Level 3 Financing, Inc., 10.50%, 05/15/30(a)	12	11,403
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28(a)	13	12,613
Verizon Communications, Inc. 4.33%, 09/21/28	51	49,569
2.65%, 11/20/40	25	17,161

		210,613

Electric Utilities — 0.6%
Avangrid, Inc. 3.15%, 12/01/24	50	48,153
3.80%, 06/01/29	100	92,829
Eversource Energy 3.45%, 01/15/50	50	36,232

Security	Par (000)	Value

Electric Utilities (continued)
Eversource Energy (continued)
Series R, 1.65%, 08/15/30	$30	$23,965
Exelon Corp. 4.05%, 04/15/30	75	70,343
5.10%, 06/15/45	25	22,953
PECO Energy Co., 3.00%, 09/15/49	25	17,138
San Diego Gas & Electric Co. 6.00%, 06/01/39	25	25,754
4.15%, 05/15/48	15	12,464
Series UUU, 3.32%, 04/15/50	10	7,176

		357,007

Electronic Equipment, Instruments & Components — 0.4%
CDW LLC/CDW Finance Corp., 3.57%, 12/01/31	27	22,560
Keysight Technologies, Inc., 3.00%, 10/30/29	240	211,282

		233,842

Energy Equipment & Services(a) — 0.0%
Venture Global LNG, Inc. 8.13%, 06/01/28	5	5,025
8.38%, 06/01/31	5	5,026

		10,051

Financial Services — 5.7%
Bank of America Corp. 4.45%, 03/03/26	50	48,894
(1-day SOFR + 0.96%), 1.73%, 07/22/27(b)	255	227,410
(1-day SOFR + 1.75%), 4.83%, 07/22/26(b)	60	59,344
(1-day SOFR + 2.04%), 4.95%, 07/22/28(b)	55	54,401
Bank of Nova Scotia, 2.70%, 08/03/26	75	69,600
Barclays PLC, (1-year CMT + 1.05%), 2.28%, 11/24/27(b)	200	177,705
Citigroup, Inc. 3.70%, 01/12/26	50	48,319
(1-day SOFR + 0.69%), 0.78%, 10/30/24(b)	100	97,848
Goldman Sachs Group, Inc. 5.70%, 11/01/24	20	20,048
4.25%, 10/21/25	25	24,356
3.75%, 02/25/26	25	24,144
(1-day SOFR + 0.61%), 0.86%, 02/12/26(b)	62	56,764
(1-day SOFR + 0.80%), 1.43%, 03/09/27(b)	100	89,842
(3-mo. CME Term SOFR + 1.42%), 3.81%, 04/23/29(b)	50	46,605
(3-mo. CME Term SOFR + 1.56%), 4.22%, 05/01/29(b)	50	47,390
HSBC Holdings PLC, (1-day SOFR + 2.53%), 4.76%, 03/29/33(b)	200	181,021
JPMorgan Chase & Co.(b)
(1-day SOFR + 0.61%), 1.56%, 12/10/25	60	56,283
(1-day SOFR + 1.85%), 2.08%, 04/22/26	17	15,984
(1-day SOFR + 1.99%), 4.85%, 07/25/28	60	59,680
(3-mo. CME Term SOFR + 0.70%), 1.04%, 02/04/27	115	102,825
(3-mo. CME Term SOFR + 1.51%), 3.96%, 01/29/27	200	193,393
(3-mo. CME Term SOFR + 1.59%), 2.01%, 03/13/26	34	31,990
Mitsubishi UFJ Financial Group, Inc. 2.53%, 09/13/23	200	198,238
3.78%, 03/02/25	100	97,125
Mizuho Financial Group, Inc., (1-year CMT + 0.75%), 1.55%, 07/09/27(b)	200	176,830
Morgan Stanley 5.00%, 11/24/25	50	49,881
3.88%, 01/27/26	75	73,013
6.38%, 07/24/42	25	27,563
4.38%, 01/22/47	15	13,122
(1-day SOFR + 0.53%), 0.79%, 05/30/25(b)	50	47,389

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Financial Services (continued)
Morgan Stanley (continued)
(1-day SOFR + 0.86%), 1.51%, 07/20/27(b)	$65	$57,884
(1-day SOFR + 1.43%), 2.80%, 01/25/52(b)	25	16,074
(1-day SOFR + 4.84%), 5.60%, 03/24/51(b)	14	14,479
(3-mo. LIBOR US + 1.46%), 3.97%, 07/22/38(b)	10	8,533
NatWest Group PLC(b)
(1-year CMT + 0.90%), 1.64%, 06/14/27	200	177,031
(1-year CMT + 2.27%), 5.52%, 09/30/28	200	199,076
Sumitomo Mitsui Financial Group, Inc., 5.77%, 01/13/33	200	208,911
UniCredit SpA, (5-year USD ICE Swap + 3.70%), 5.86%, 06/19/32(a)(b)	30	27,169

		3,126,164

Food Products — 2.4%
Campbell Soup Co., 4.80%, 03/15/48	20	18,002
Diageo Capital PLC 2.00%, 04/29/30	200	169,333
2.13%, 04/29/32	550	451,060
General Mills, Inc. 4.20%, 04/17/28	130	127,370
2.25%, 10/14/31	240	197,769
4.95%, 03/29/33	110	109,908
3.00%, 02/01/51	60	41,858
Kellogg Co., 3.25%, 04/01/26	50	47,812
Unilever Capital Corp., 1.75%, 08/12/31	200	162,197

		1,325,309

Ground Transportation — 0.0%
Canadian National Railway Co., 4.40%, 08/05/52	20	18,139

Health Care Equipment & Supplies — 0.7%
Abbott Laboratories, 4.90%, 11/30/46	20	19,983
DH Europe Finance II SARL 2.60%, 11/15/29	400	355,863
3.40%, 11/15/49	15	11,541

		387,387

Health Care Providers & Services — 1.9%
Allina Health System, Series 2021, 2.90%, 11/15/51	10	6,460
AmerisourceBergen Corp. 2.70%, 03/15/31	13	11,110
4.30%, 12/15/47	8	6,713
Baylor Scott & White Holdings, Series 2021, 2.84%, 11/15/50	4	2,659
Beth Israel Lahey Health, Inc., Series L, 3.08%, 07/01/51	7	4,561
CHS/Community Health Systems, Inc., 6.88%, 04/15/29(a)	17	9,560
DaVita, Inc., 4.63%, 06/01/30(a)	63	53,956
Elevance Health, Inc., 2.38%, 01/15/25	25	23,886
Encompass Health Corp., 4.75%, 02/01/30	36	32,793
HCA, Inc. 5.25%, 06/15/26	5	4,965
5.20%, 06/01/28	55	54,660
3.63%, 03/15/32(a)	43	37,478
5.50%, 06/01/33	120	119,773
5.13%, 06/15/39	25	22,878
3.50%, 07/15/51	10	6,730
4.63%, 03/15/52(a)	40	32,214
Humana, Inc. 5.75%, 03/01/28	5	5,178
3.70%, 03/23/29	20	18,545
Kaiser Foundation Hospitals, Series 2021, 3.00%, 06/01/51	7	4,856

Security	Par (000)	Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp., 6.13%, 10/01/28	$28	$26,539
UnitedHealth Group, Inc. 4.20%, 05/15/32	340	327,753
4.45%, 12/15/48	45	40,510
5.88%, 02/15/53	55	60,137
5.05%, 04/15/53	80	78,545
3.13%, 05/15/60	50	33,888
WakeMed, Series A, 3.29%, 10/01/52	6	4,163

		1,030,510

Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment, Inc.(a) 8.13%, 07/01/27	33	33,627
7.00%, 02/15/30	28	28,128
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/30	30	27,891
Sands China Ltd., 5.90%, 08/08/28	25	23,625
Yum! Brands, Inc., 5.38%, 04/01/32	29	27,473

		140,744

Household Durables — 0.6%
Lennar Corp., 4.75%, 11/29/27	130	127,333
NVR, Inc., 3.00%, 05/15/30	150	131,154
Toll Brothers Finance Corp., 3.80%, 11/01/29	100	89,490

		347,977

Industrial Conglomerates — 0.5%
nVent Finance SARL, 5.65%, 05/15/33	130	127,433
Trane Technologies Luxembourg Finance SA, 3.80%, 03/21/29	170	159,877

		287,310

Insurance — 0.8%
Arthur J Gallagher & Co., 3.50%, 05/20/51	85	59,312
Berkshire Hathaway Finance Corp., 3.85%, 03/15/52	5	4,079
Marsh & McLennan Cos., Inc. 4.75%, 03/15/39	30	27,801
4.20%, 03/01/48	160	133,735
Progressive Corp., 3.70%, 03/15/52	100	77,537
RenaissanceRe Holdings Ltd., 5.75%, 06/05/33	100	99,964
Travelers Cos., Inc., 3.75%, 05/15/46	25	19,782
Willis North America, Inc., 3.88%, 09/15/49	25	17,864

		440,074

IT Services — 1.0%
CGI, Inc., 2.30%, 09/14/31	210	165,625
Fiserv, Inc. 5.45%, 03/02/28	40	40,616
3.50%, 07/01/29	25	22,894
5.60%, 03/02/33	50	51,221
Gartner, Inc., 4.50%, 07/01/28(a)	57	53,661
International Business Machines Corp., 4.00%, 07/27/25	135	133,030
Open Text Holdings, Inc., 4.13%, 02/15/30(a)	19	16,084
VeriSign, Inc., 2.70%, 06/15/31	55	45,825

		528,956

Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc. 2.75%, 09/15/29	100	88,321
2.30%, 03/12/31	360	297,814

		386,135

Machinery — 0.7%
Chart Industries, Inc., 9.50%, 01/01/31(a)	26	27,192

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
Cummins, Inc., 2.60%, 09/01/50	$30	$19,044
IDEX Corp. 3.00%, 05/01/30	50	43,138
2.63%, 06/15/31	152	126,829
Louisiana-Pacific Corp., 3.63%, 03/15/29(a)	63	55,125
Snap-on, Inc., 4.10%, 03/01/48	15	12,942
Wabash National Corp., 4.50%, 10/15/28(a)	100	86,996

		371,266

Media — 0.4%
Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.88%, 08/15/27(a)	30	26,425
RELX Capital, Inc., 3.00%, 05/22/30	30	26,606
Thomson Reuters Corp., 3.35%, 05/15/26	200	191,544

		244,575

Metals & Mining — 1.3%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30	200	171,100
FMG Resources August Pty. Ltd.(a) 5.88%, 04/15/30	29	27,369
6.13%, 04/15/32	30	28,308
Mineral Resources Ltd., 8.50%, 05/01/30(a)	100	100,375
Rio Tinto Alcan, Inc., 6.13%, 12/15/33	250	271,030
Rio Tinto Finance USA Ltd., 2.75%, 11/02/51	125	82,933
Rio Tinto Finance USA PLC, 5.13%, 03/09/53	50	49,579

		730,694

Oil, Gas & Consumable Fuels — 0.5%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.75%, 05/20/27	57	51,630
9.38%, 06/01/28(a)	10	10,000
CGG SA, 8.75%, 04/01/27(a)	50	43,125
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27	10	9,916
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.00%, 02/01/29(a)	11	10,176
Enerflex Ltd., 9.00%, 10/15/27(a)	5	4,864
MPLX LP 5.50%, 02/15/49	20	17,830
4.90%, 04/15/58	15	11,891
ONEOK, Inc. 4.45%, 09/01/49	40	29,847
7.15%, 01/15/51	30	31,002
TotalEnergies Capital International SA, 3.39%, 06/29/60	10	7,178
Vermilion Energy, Inc., 6.88%, 05/01/30(a)	57	51,870

		279,329

Personal Care Products — 0.1%
Colgate-Palmolive Co., 3.25%, 08/15/32	5	4,622
Procter & Gamble Co., 3.60%, 03/25/50	30	25,329

		29,951

Pharmaceuticals — 2.3%
Astrazeneca Finance LLC 2.25%, 05/28/31	160	135,971
4.88%, 03/03/33	140	142,617
AstraZeneca PLC, 3.38%, 11/16/25	50	48,452
Bausch Health Cos., Inc., 11.00%, 09/30/28(a)	14	10,570
Bristol-Myers Squibb Co., 3.90%, 03/15/62	45	35,132
Eli Lilly & Co. 4.88%, 02/27/53	25	25,185
4.95%, 02/27/63	110	109,226
Jazz Securities DAC, 4.38%, 01/15/29(a)	100	89,598
Johnson & Johnson, 2.25%, 09/01/50	130	84,601
Merck & Co, Inc., 5.00%, 05/17/53	40	40,259

Security	Par (000)	Value

Pharmaceuticals (continued)
Merck & Co., Inc., 3.60%, 09/15/42	$50	$41,600
Novartis Capital Corp. 2.20%, 08/14/30	290	251,873
2.75%, 08/14/50	15	10,576
Zoetis, Inc. 4.50%, 11/13/25	100	98,918
5.40%, 11/14/25	140	141,837
2.00%, 05/15/30	20	16,697

		1,283,112

Real Estate Management & Development — 0.1%
CBRE Services, Inc., 4.88%, 03/01/26	30	29,459

Semiconductors & Semiconductor Equipment — 1.8%
Broadcom, Inc., 3.75%, 02/15/51(a)	100	72,154
Hubbell, Inc., 3.50%, 02/15/28	35	32,811
Lam Research Corp., 3.75%, 03/15/26	100	97,867
Micron Technology, Inc., 6.75%, 11/01/29	10	10,453
NVIDIA Corp. 3.20%, 09/16/26	100	96,893
2.85%, 04/01/30	25	22,850
2.00%, 06/15/31	200	168,301
3.50%, 04/01/50	160	128,345
3.70%, 04/01/60	50	39,451
Texas Instruments, Inc. 1.75%, 05/04/30	23	19,329
3.65%, 08/16/32	210	196,303
2.70%, 09/15/51	40	27,151
4.10%, 08/16/52	65	56,297

		968,205

Software — 2.6%
Adobe, Inc., 2.15%, 02/01/27	570	527,028
Electronic Arts, Inc., 2.95%, 02/15/51	20	13,375
Gen Digital, Inc., 7.13%, 09/30/30(a)	39	38,933
Intuit, Inc., 1.65%, 07/15/30	352	284,528
Microsoft Corp. 2.53%, 06/01/50	25	17,209
2.92%, 03/17/52	50	36,998
2.68%, 06/01/60	50	33,425
Oracle Corp. 4.90%, 02/06/33	30	28,978
5.55%, 02/06/53	30	28,015
3.85%, 04/01/60	65	43,828
Roper Technologies, Inc., 2.95%, 09/15/29	25	22,244
ServiceNow, Inc., 1.40%, 09/01/30	100	79,565
VMware, Inc., 1.80%, 08/15/28	340	286,011

		1,440,137

Specialty Retail — 0.3%
Bath & Body Works, Inc., 6.95%, 03/01/33	12	10,723
Home Depot, Inc. 3.30%, 04/15/40	50	40,118
3.35%, 04/15/50	50	37,313
2.38%, 03/15/51	50	30,561
Lowe’s Cos., Inc., 3.75%, 04/01/32	22	19,960

		138,675

Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc. 2.70%, 08/05/51	40	27,631
3.95%, 08/08/52	50	43,604
2.55%, 08/20/60	5	3,234
2.85%, 08/05/61	20	13,381

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
Apple, Inc. (continued) 4.10%, 08/08/62	$15	$13,012
Hewlett Packard Enterprise Co. 5.90%, 10/01/24	30	30,076
6.10%, 04/01/26	30	30,162
Xerox Holdings Corp., 5.50%, 08/15/28(a)	33	28,106

		189,206

Thrifts & Mortgage Finance — 0.0%
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.00%, 10/15/33(a)	14	10,544

Trading Companies & Distributors — 0.1%
Boise Cascade Co., 4.88%, 07/01/30(a)	62	55,564

Transportation Infrastructure — 0.0%
Ryder System, Inc., 5.65%, 03/01/28	10	10,082

Wireless Telecommunication Services — 0.1%
Rogers Communications, Inc., 3.20%, 03/15/27(a)	30	27,928

Total Corporate Bonds — 35.6% (Cost: $21,161,703)		19,597,684

Foreign Agency Obligations

Mexico — 0.1%
Mexico Government International Bond, 5.55%, 01/21/45	80	75,190

Panama — 0.1%
Panama Government International Bond, 9.38%, 04/01/29	25	30,403

Uruguay — 0.2%
Uruguay Government International Bond 4.38%, 10/27/27	25	24,926
4.38%, 01/23/31	50	49,791
4.98%, 04/20/55	30	28,834

		103,551

Total Foreign Agency Obligations — 0.4% (Cost: $244,830)		209,144

Municipal Bonds

California — 0.3%
Bay Area Toll Authority, Refunding RB, Series F-3, 3.13%, 04/01/55	35	24,983
California State University, Refunding RB, Series B, 2.72%, 11/01/52	20	13,149
Regents of the University of California Medical Center Pooled Revenue, RB, BAB, Series H, 6.55%, 05/15/48	25	29,314
Santa Clara Valley Transportation Authority, RB, BAB, 5.88%, 04/01/32	15	15,950
State of California, GO, BAB, 7.30%, 10/01/39	50	60,337

		143,733

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, RB, Series A, Senior Lien, 4.81%, 10/01/2114	15	13,751

Security	Par (000)	Value

Illinois — 0.0%
Sales Tax Securitization Corp., Refunding RB, Series B, 2nd Lien, 3.24%, 01/01/42	$10	$7,940

Michigan — 0.0%
University of Michigan, RB, Series B, 3.50%, 04/01/52	9	7,193
University of Michigan, Refunding RB, Series C, 3.60%, 04/01/47	14	12,064

		19,257

New Jersey — 0.1%
New Jersey Transportation Trust Fund Authority, Refunding RB, 4.13%, 06/15/42	25	21,413
New Jersey Turnpike Authority, RB, BAB, Series A, 7.10%, 01/01/41	10	12,183

		33,596

North Carolina — 0.0%
Charlotte-Mecklenburg Hospital Authority, RB, Series S, 3.20%, 01/15/51	20	14,074

Tennessee — 0.1%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, RB, Series B, 4.05%, 07/01/26	50	48,378

Texas — 0.0%
Dallas Fort Worth International Airport, Refunding RB, 2.84%, 11/01/46	10	7,256

Virginia — 0.0%
University of Virginia, Refunding RB, Series U, 2.58%, 11/01/51	20	13,359

Total Municipal Bonds — 0.5% (Cost: $383,577)		301,344

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations(b) — 4.2%
Connecticut Avenue Securities Trust(a)
Series 2019-R02, Class 1M2, (1-mo. LIBOR US + 2.30%), 7.44%, 08/25/31	7	7,368
Series 2019-R07, Class 1M2, (1-mo. LIBOR US + 2.40%), 7.54%, 04/25/31	20	19,767
Series 2020-R01, Class 1M2, (1-mo. LIBOR US + 2.05%), 7.19%, 01/25/40	185	185,809
Series 2020-R02, Class 2M2, (1-mo. LIBOR US + 2.00%), 7.14%, 01/25/40	320	320,691
Series 2022-R04, Class 1M1, (30-day Avg SOFR + 2.00%), 6.97%, 03/25/42	222	223,114
Series 2022-R07, Class 1M1, (30-day Avg SOFR + 2.95%), 7.93%, 06/25/42	123	125,714
Fannie Mae Connecticut Avenue Securities
Series 2018-C02, Class 2M2, (1-mo. LIBOR US + 2.20%), 7.34%, 08/25/30	131	133,335
Series 2021-R02, Class 2M1, (30-day Avg SOFR + 0.90%), 5.87%, 11/25/41(a)	70	69,079
Freddie Mac STACR REMIC Trust(a)
Series 2020-DNA1, Class M2, (1-mo. LIBOR US + 1.70%), 6.84%, 01/25/50	47	46,652

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac STACR REMIC Trust(a) (continued)
Series 2020-HQA2, Class M2, (1-mo. LIBOR US + 3.10%), 8.24%, 03/25/50	$115	$117,575
Series 2021-DNA3, Class M1, (30-day Avg SOFR + 0.75%), 5.72%, 10/25/33	68	67,457
Series 2021-DNA3, Class M2, (30-day Avg SOFR + 2.10%), 7.07%, 10/25/33	170	166,812
Series 2021-DNA5, Class M2, (30-day Avg SOFR + 1.65%), 6.62%, 01/25/34	135	133,581
Series 2021-DNA6, Class M1, (30-day Avg SOFR + 0.80%), 5.77%, 10/25/41	204	202,826
Series 2021-HQA2, Class M1, (30-day Avg SOFR + 0.70%), 5.67%, 12/25/33	48	47,348
Series 2022-DNA5, Class M1A, (30-day Avg SOFR + 2.95%), 7.92%, 06/25/42	204	207,427
Series 2022-HQA1, Class M1A, (30-day Avg SOFR + 2.10%), 7.07%, 03/25/42	257	257,714

		2,332,269

Commercial Mortgage-Backed Securities — 0.4%
BBCMS Mortgage Trust, 5.45%, 04/15/56	20	20,506
JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7, Class A5, 2.18%, 05/13/53	200	163,283
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class A5, 3.70%, 11/15/48	45	42,845

		226,634

Total Non-Agency Mortgage-Backed Securities — 4.6% (Cost: $2,590,408)		2,558,903

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities — 34.0%
Fannie Mae, Series 2018-M4, Class A2, 3.06%, 03/25/28(b)	191	180,754
Fannie Mae Mortgage-Backed Securities, 5.00%, 03/01/53	74	73,714
Freddie Mac Mortgage-Backed Securities 3.00%, 05/01/29 - 06/01/47	242	225,775
3.50%, 03/01/46 - 06/01/49	259	241,869
4.00%, 02/01/47 - 01/01/48	58	55,394
5.50%, 05/01/53(c)	21	20,956
Freddie Mac Multifamily Structured Pass Through Certificates, Series KSG1, Class A2, 1.50%, 09/25/30	120	99,210
Ginnie Mae Mortgage-Backed Securities 3.00%, 05/20/45 - 11/20/51	971	881,139
3.50%, 06/20/45 - 08/20/50	937	880,375
4.00%, 03/20/46 - 06/20/53(c)(d)	406	389,127
2.50%, 12/20/46 - 08/20/51	1,666	1,458,605
4.50%, 07/20/47 - 06/20/53(c)(d)	803	781,030
2.00%, 10/20/51 - 12/20/51	648	549,790
5.00%, 12/20/52 - 06/20/53(c)(d)	1,496	1,477,801
5.50%, 03/20/53 - 06/20/53(c)	126	126,275
1.50%, 06/20/53(c)(d)	75	60,601
Uniform Mortgage-Backed Securities 3.00%, 03/01/30 - 06/13/53(c)(d)	1,033	936,599
2.50%, 04/01/32 - 04/01/52	2,344	2,040,117
4.00%, 05/01/33 - 06/13/53(c)(d)	721	690,648

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (continued)
3.50%, 02/01/34 - 06/13/53(c)(d)	$434	$407,373
2.00%, 12/01/35 - 03/01/52	4,490	3,779,160
1.50%, 03/01/36 - 11/01/51	424	354,685
5.00%, 03/01/41 - 06/13/53(c)(d)	2,352	2,320,864
4.50%, 02/01/48 - 06/13/53(c)(d)	172	169,827
5.50%, 03/01/53 - 06/13/53(c)	482	483,981

		18,685,669

Total U.S. Government Sponsored Agency Securities — 34.0% (Cost: $20,590,989)		18,685,669

U.S. Treasury Obligations
U.S. Treasury Bonds 7.50%, 11/15/24	200	207,766
6.00%, 02/15/26	100	104,766
3.88%, 02/15/43	125	122,695
3.63%, 02/15/44 - 02/15/53	650	614,062
3.38%, 11/15/48	825	747,463
2.88%, 05/15/49	275	227,648
1.25%, 05/15/50	150	84,094
U.S. Treasury Inflation Indexed Bonds, 1.25%, 04/15/28	503	492,989
U.S. Treasury Notes 2.00%, 06/30/24	1,200	1,160,438
2.38%, 08/15/24	200	193,906
0.75%, 08/31/26	6,200	5,589,930
0.63%, 05/15/30	500	406,484

Total U.S. Treasury Obligations — 18.1% (Cost: $10,649,049)		9,952,241

Total Long-Term Investments — 98.2% (Cost: $58,391,159)		54,036,969

	Shares

Short-Term Securities

Money Market Funds — 2.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.00%(e)(f)	1,258,114	1,258,114

	Par (000)

U.S. Treasury Obligations — 5.7%
U.S. Treasury Bills, 5.00%, 09/05/23 - 11/09/23(g)	$2,000	1,957,599
U.S. Treasury Notes, 2.25%, 03/31/24	1,200	1,170,703

		3,128,302

Total Short-Term Securities — 8.0% (Cost: $4,415,906)		4,386,416

Total Investments Before TBA Sale Commitments — 106.2% (Cost: $62,807,065)		58,423,385

TBA Sale Commitments(c)(d)

Mortgage-Backed Securities — (3.0)%
Uniform Mortgage-Backed Securities 3.50%, 06/13/53	(44)	(40,423)

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Advantage CoreAlpha Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (continued)
4.50%, 06/13/53	$(210)	$(203,401)
5.00%, 06/13/53	(1,417)	(1,395,828)
5.50%, 06/13/53	(25)	(24,984)

Total TBA Sale Commitments — (3.0)% (Proceeds: $(1,682,531))		(1,664,636)

Total Investments, Net of TBA Sale Commitments — 103.2% (Cost: $61,124,534)		56,758,749
Liabilities in Excess of Other Assets — (3.2)%		(1,746,299)

Net Assets — 100.0%		$55,012,450

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	When-issued security.
(d)	Represents or includes a TBA transaction.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	Rates are discount rates or a range of discount rates as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/23	Shares Held at 05/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$3,186,359	$—	$(1,928,245)(a)	$—	$—	$1,258,114	1,258,114	$96,430	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
10-Year U.S. Treasury Note	16	09/20/23	$1,831	$3,639
10-Year U.S. Ultra Long Treasury Note	1	09/20/23	121	795
U.S. Long Bond	29	09/20/23	3,726	32,622
Ultra U.S. Treasury Bond	5	09/20/23	686	10,994
2-Year U.S. Treasury Note	13	09/29/23	2,675	(6,161)
5-Year U.S. Treasury Note	9	09/29/23	981	(1,638)

				40,251

Short Contracts
Euro BTP	3	06/08/23	372	(8,030)
Euro Bund	1	06/08/23	145	(1,914)
Euro OAT	4	06/08/23	558	(1,810)
10-Year Australian Treasury Bonds	2	06/15/23	156	(726)
10-Year Canadian Bond	8	09/20/23	729	5,501
Long Gilt	1	09/27/23	120	(200)

				(7,179)

				$33,072

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,663	AUD	10,000	Morgan Stanley & Co. International PLC	06/21/23	$153
USD	6,714	AUD	10,000	Morgan Stanley & Co. International PLC	06/21/23	204
USD	11,060	CHF	10,000	Deutsche Bank AG	06/21/23	56
USD	11,004	EUR	10,000	Barclays Bank PLC	06/21/23	303
USD	11,057	EUR	10,000	Deutsche Bank AG	06/21/23	356
USD	10,740	EUR	10,000	JPMorgan Chase Bank N.A.	06/21/23	40
USD	11,064	EUR	10,000	Morgan Stanley & Co. International PLC	06/21/23	364
USD	64,422	EUR	60,000	Morgan Stanley & Co. International PLC	06/21/23	218
USD	75,532	EUR	70,000	Morgan Stanley & Co. International PLC	06/21/23	627
USD	12,459	GBP	10,000	Barclays Bank PLC	06/21/23	14
USD	12,454	GBP	10,000	Morgan Stanley & Co. International PLC	06/21/23	10
USD	17,919	HKD	140,000	JPMorgan Chase Bank N.A.	06/21/23	32
USD	6,194	NZD	10,000	Deutsche Bank AG	06/21/23	172
USD	6,191	NZD	10,000	Morgan Stanley & Co. International PLC	06/21/23	168
USD	51,626	SEK	550,000	JPMorgan Chase Bank N.A.	06/21/23	891
USD	44,739	SGD	60,000	JPMorgan Chase Bank N.A.	06/21/23	346
USD	7,467	SGD	10,000	Societe Generale	06/21/23	68

						4,022

EUR	123,608	USD	133,333	Citibank N.A.	06/21/23	(1,064)
EUR	50,000	USD	55,458	Morgan Stanley & Co. International PLC	06/21/23	(1,955)
GBP	73,343	USD	91,426	JPMorgan Chase Bank N.A.	06/21/23	(155)
USD	42,673	EUR	40,000	Morgan Stanley & Co. International PLC	06/21/23	(129)
USD	12,381	GBP	10,000	Morgan Stanley & Co. International PLC	06/21/23	(63)
USD	84,699	GBP	70,000	Morgan Stanley & Co. International PLC	06/21/23	(2,413)

						(5,779)

						$(1,757)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.40.V1	5.00%	Quarterly	06/20/28	USD 1,051	$(21,862)	$1,040	$(22,902)

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Reference	Frequency	Rate	Frequency	Date	Amount (000)		Value	(Received)	(Depreciation)
US CPI for All Urban Consumers NSA	Monthly	2.47%	Monthly	03/23/33	USD	90	$(92)	$2	$(94)
US CPI for All Urban Consumers NSA	Monthly	2.53%	Monthly	04/13/33	USD	60	366	1	365
US CPI for All Urban Consumers NSA	Monthly	2.50%	Monthly	04/14/33	USD	100	363	2	361
UK RPI All Items NSA	Monthly	3.77%	Monthly	04/15/33	GBP	50	(306)	262	(568)
UK RPI All Items NSA	Monthly	3.78%	Monthly	04/15/33	GBP	180	(998)	(269)	(729)
Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.38%	Monthly	05/15/33	EUR	130	(1,076)	3	(1,079)
UK RPI All Items NSA	Monthly	3.79%	Monthly	05/15/33	GBP	100	71	3	68
US CPI for All Urban Consumers NSA	Monthly	2.49%	Monthly	05/18/33	USD	70	181	1	180
US CPI for All Urban Consumers NSA	Monthly	2.50%	Monthly	06/02/33	USD	510	1,336	11	1,325

							$(155)	$16	$(171)

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
3.42%	Annual	6-mo. EURIBOR, 3.75%	Semi-Annual	06/21/23	(a)	06/21/25	EUR	3,100	$4,167	$(3,565)	$7,732
1-Day SONIA, 4.43%	Annual	3.93%	Annual	06/21/23	(a)	06/21/25	GBP	2,750	(71,514)	10,671	(82,185)
3.16%	Annual	6-mo. EURIBOR, 3.75%	Semi-Annual	06/21/23	(a)	06/21/26	EUR	620	1,607	(256)	1,863
3.16%	Annual	6-mo. EURIBOR, 3.75%	Semi-Annual	06/21/23	(a)	06/21/26	EUR	300	796	59	737
3.22%	Annual	6-mo. EURIBOR, 3.75%	Semi-Annual	06/21/23	(a)	06/21/26	EUR	2,360	1,819	25	1,794
3.24%	Annual	6-mo. EURIBOR, 3.75%	Semi-Annual	06/21/23	(a)	06/21/26	EUR	180	33	(69)	102
3.34%	Quarterly	3-mo. BBSW, 3.98%	Quarterly	06/21/23	(a)	06/21/26	AUD	290	2,076	2	2,074
3.38%	Annual	6-mo. EURIBOR, 3.75%	Semi-Annual	06/21/23	(a)	06/21/26	EUR	170	(675)	9	(684)
3-mo. BBSW, 3.98%	Quarterly	3.43%	Quarterly	06/21/23	(a)	06/21/26	AUD	290	(1,634)	333	(1,967)
3.45%	Annual	1-Day SOFR, 5.06%	Annual	06/21/23	(a)	06/21/26	USD	190	2,058	158	1,900
3.48%	Quarterly	3-mo. BBSW, 3.98%	Quarterly	06/21/23	(a)	06/21/26	AUD	290	1,331	(5)	1,336
3.51%	Annual	1-Day SOFR, 5.06%	Annual	06/21/23	(a)	06/21/26	USD	200	1,839	(20)	1,859
1-Day SOFR, 5.06%	Annual	3.51%	Annual	06/21/23	(a)	06/21/26	USD	570	(5,305)	23	(5,328)
1-Day SOFR, 5.06%	Annual	3.54%	Annual	06/21/23	(a)	06/21/26	USD	860	(7,146)	(177)	(6,969)
1-Day SOFR, 5.06%	Annual	3.55%	Annual	06/21/23	(a)	06/21/26	USD	110	(896)	939	(1,835)
3-mo. BBSW, 3.98%	Quarterly	3.63%	Quarterly	06/21/23	(a)	06/21/26	AUD	850	(1,627)	2,697	(4,324)
3.72%	Semi-Annual	3-mo. Canada Bank Acceptance, 5.08%	Semi-Annual	06/21/23	(a)	06/21/26	CAD	260	3,154	(51)	3,205
1-Day SONIA, 4.43%	Annual	3.97%	Annual	06/21/23	(a)	06/21/26	GBP	460	(13,073)	6	(13,079)
4.01%	Annual	1-Day SONIA, 4.43%	Annual	06/21/23	(a)	06/21/26	GBP	160	4,358	190	4,168
4.22%	Annual	1-Day SONIA, 4.43%	Annual	06/21/23	(a)	06/21/26	GBP	150	2,983	6	2,977
2.87%	Annual	6-mo. EURIBOR, 3.75%	Semi-Annual	06/21/23	(a)	06/21/28	EUR	1,850	13,776	7,777	5,999
3.09%	Annual	1-Day SOFR, 5.06%	Annual	06/21/23	(a)	06/21/28	USD	2,990	58,762	20,963	37,799
6-mo. EURIBOR, 3.75%	Semi-Annual	3.09%	Annual	06/21/23	(a)	06/21/28	EUR	1,290	4,437	6,633	(2,196)
3.55%	Annual	1-Day SONIA, 4.43%	Annual	06/21/23	(a)	06/21/28	GBP	1,160	57,589	(12,926)	70,515
4.65%	Annual	1-Day SONIA, 4.43%	Annual	06/21/23	(a)	06/21/28	GBP	2,360	(23,899)	(2,931)	(20,968)
8.20%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	730	85	—	85
8.37%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	1,110	(276)	1	(277)
8.38%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	1,060	(298)	1	(299)
8.47%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	460	(221)	—	(221)
8.82%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	430	(539)	—	(539)
8.83%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	590	(750)	—	(750)
8.86%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	5,070	(6,782)	3	(6,785)
8.92%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	810	(1,186)	—	(1,186)
8.96%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	09/20/23	(a)	09/13/28	MXN	290	(454)	—	(454)
1.87%	Annual	1-Day SSARON, 1.44%	Annual	09/20/23	(a)	09/20/28	CHF	10	(86)	6	(92)
1-Day THOR, 2.00%	Quarterly	2.26%	Quarterly	09/20/23	(a)	09/20/28	THB	560	(8)	—	(8)
1-Day THOR, 2.00%	Quarterly	2.30%	Quarterly	09/20/23	(a)	09/20/28	THB	560	20	—	20
2.75%	Semi-Annual	1-Day SORA, 3.72%	Semi-Annual	09/20/23	(a)	09/20/28	SGD	10	45	—	45
2.77%	Semi-Annual	1-Day SORA, 3.72%	Semi-Annual	09/20/23	(a)	09/20/28	SGD	10	39	—	39
2.82%	Annual	3-mo. STIBOR, 3.71%	Quarterly	09/20/23	(a)	09/20/28	SEK	540	436	1	435
2.83%	Annual	3-mo. STIBOR, 3.71%	Quarterly	09/20/23	(a)	09/20/28	SEK	290	219	—	219
2.88%	Annual	3-mo. STIBOR, 3.71%	Quarterly	09/20/23	(a)	09/20/28	SEK	400	226	—	226
2.89%	Annual	6-mo. EURIBOR, 3.75%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	40	143	—	143
2.90%	Annual	3-mo. STIBOR, 3.71%	Quarterly	09/20/23	(a)	09/20/28	SEK	550	259	(1)	260
2.92%	Semi-Annual	1-Day SORA, 3.72%	Semi-Annual	09/20/23	(a)	09/20/28	SGD	50	(64)	—	(64)
2.92%	Annual	3-mo. STIBOR, 3.71%	Quarterly	09/20/23	(a)	09/20/28	SEK	530	196	1	195
3-mo. KRW CDC, 3.76%	Quarterly	2.93%	Quarterly	09/20/23	(a)	09/20/28	KRW	36,290	(415)	—	(415)
2.93%	Annual	3-mo. STIBOR, 3.71%	Quarterly	09/20/23	(a)	09/20/28	SEK	260	87	(82)	169
3-mo. KRW CDC, 3.76%	Quarterly	2.94%	Quarterly	09/20/23	(a)	09/20/28	KRW	36,290	(398)	—	(398)
3.00%	Annual	3-mo. STIBOR, 3.71%	Quarterly	09/20/23	(a)	09/20/28	SEK	530	33	1	32
3.01%	Annual	3-mo. STIBOR, 3.71%	Quarterly	09/20/23	(a)	09/20/28	SEK	220	2	—	2
3-mo. KRW CDC, 3.76%	Quarterly	3.03%	Quarterly	09/20/23	(a)	09/20/28	KRW	42,760	(336)	—	(336)
3-mo. KRW CDC, 3.76%	Quarterly	3.05%	Quarterly	09/20/23	(a)	09/20/28	KRW	55,560	(413)	—	(413)
3.05%	Annual	3-mo. STIBOR, 3.71%	Quarterly	09/20/23	(a)	09/20/28	SEK	240	(33)	—	(33)
3.05%	Annual	3-mo. STIBOR, 3.71%	Quarterly	09/20/23	(a)	09/20/28	SEK	250	(39)	(1)	(38)
3-mo. HIBOR, 4.77%	Quarterly	3.06%	Quarterly	09/20/23	(a)	09/20/28	HKD	50	(183)	—	(183)
3-mo. KRW CDC, 3.76%	Quarterly	3.06%	Quarterly	09/20/23	(a)	09/20/28	KRW	13,252	(90)	—	(90)
3-mo. KRW CDC, 3.76%	Quarterly	3.06%	Quarterly	09/20/23	(a)	09/20/28	KRW	34,540	(245)	—	(245)
3-mo. KRW CDC, 3.76%	Quarterly	3.06%	Quarterly	09/20/23	(a)	09/20/28	KRW	50,530	(345)	—	(345)
3-mo. KRW CDC, 3.76%	Quarterly	3.07%	Quarterly	09/20/23	(a)	09/20/28	KRW	27,500	(180)	—	(180)

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
3-mo. KRW CDC, 3.76%	Quarterly	3.08%	Quarterly	09/20/23	(a)	09/20/28	KRW	28,130	$(180)	$—	$(180)
3.08%	Annual	3-mo. STIBOR, 3.71%	Quarterly	09/20/23	(a)	09/20/28	SEK	260	(68)	—	(68)
3.08%	Annual	6-mo. EURIBOR, 3.75%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	30	(170)	—	(170)
3.08%	Annual	6-mo. EURIBOR, 3.75%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	40	(231)	—	(231)
3-mo. HIBOR, 4.77%	Quarterly	3.10%	Quarterly	09/20/23	(a)	09/20/28	HKD	50	(171)	—	(171)
3-mo. KRW CDC, 3.76%	Quarterly	3.11%	Quarterly	09/20/23	(a)	09/20/28	KRW	19,878	(106)	—	(106)
3-mo. HIBOR, 4.77%	Quarterly	3.12%	Quarterly	09/20/23	(a)	09/20/28	HKD	140	(463)	—	(463)
3-mo. KRW CDC, 3.76%	Quarterly	3.13%	Quarterly	09/20/23	(a)	09/20/28	KRW	56,580	(249)	—	(249)
3-mo. KRW CDC, 3.76%	Quarterly	3.13%	Quarterly	09/20/23	(a)	09/20/28	KRW	62,630	(280)	—	(280)
3.15%	Annual	6-mo. EURIBOR, 3.75%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	60	(541)	1	(542)
3.16%	Annual	6-mo. EURIBOR, 3.75%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	60	(586)	1	(587)
3.18%	Annual	6-mo. EURIBOR, 3.75%	Semi-Annual	09/20/23	(a)	09/20/28	EUR	30	(317)	16	(333)
3-mo. KRW CDC, 3.76%	Quarterly	3.21%	Quarterly	09/20/23	(a)	09/20/28	KRW	25,780	(41)	—	(41)
3.23%	Annual	1-Day SOFR, 5.06%	Annual	09/20/23	(a)	09/20/28	USD	20	149	—	149
3-mo. HIBOR, 4.77%	Quarterly	3.23%	Quarterly	09/20/23	(a)	09/20/28	HKD	74	(198)	—	(198)
3-mo. HIBOR, 4.77%	Quarterly	3.24%	Quarterly	09/20/23	(a)	09/20/28	HKD	206	(544)	—	(544)
3-mo. KRW CDC, 3.76%	Quarterly	3.29%	Quarterly	09/20/23	(a)	09/20/28	KRW	16,400	20	—	20
3-mo. KRW CDC, 3.76%	Quarterly	3.30%	Quarterly	09/20/23	(a)	09/20/28	KRW	18,240	26	—	26
3.30%	Annual	3-mo. STIBOR, 3.71%	Quarterly	09/20/23	(a)	09/20/28	SEK	150	(182)	—	(182)
3.32%	Annual	1-Day SOFR, 5.06%	Annual	09/20/23	(a)	09/20/28	USD	40	144	17	127
3-mo. HIBOR, 4.77%	Quarterly	3.36%	Quarterly	09/20/23	(a)	09/20/28	HKD	160	(312)	—	(312)
3.36%	Annual	3-mo. STIBOR, 3.71%	Quarterly	09/20/23	(a)	09/20/28	SEK	560	(805)	231	(1,036)
3-mo. HIBOR, 4.77%	Quarterly	3.37%	Quarterly	09/20/23	(a)	09/20/28	HKD	160	(303)	—	(303)
3.41%	Annual	6-mo. NIBOR, 4.37%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	270	198	54	144
1-Day SONIA, 4.43%	Annual	3.42%	Annual	09/20/23	(a)	09/20/28	GBP	30	(1,579)	—	(1,579)
3.44%	Semi-Annual	1-Day SORA, 3.72%	Semi-Annual	09/20/23	(a)	09/20/28	SGD	30	(566)	—	(566)
3.44%	Annual	6-mo. NIBOR, 4.37%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	140	84	—	84
3.46%	Semi-Annual	6-mo. BBSW, 4.17%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	40	420	—	420
1-Day SONIA, 4.43%	Annual	3.49%	Annual	09/20/23	(a)	09/20/28	GBP	40	(1,959)	1	(1,960)
3-mo. KRW CDC, 3.76%	Quarterly	3.50%	Quarterly	09/20/23	(a)	09/20/28	KRW	121,550	1,019	2	1,017
3.51%	Semi-Annual	6-mo. BBSW, 4.17%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	50	455	—	455
3-mo. Canada Bank Acceptance, 5.08%	Semi-Annual	3.53%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	70	(450)	(122)	(328)
3.55%	Semi-Annual	6-mo. BBSW, 4.17%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	40	323	—	323
3.57%	Annual	6-mo. NIBOR, 4.37%	Semi-Annual	09/20/23	(a)	09/20/28	NOK	410	38	—	38
3.58%	Semi-Annual	6-mo. BBSW, 4.17%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	70	498	1	497
3.60%	Semi-Annual	6-mo. BBSW, 4.17%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	30	193	—	193
1-Day SONIA, 4.43%	Annual	3.61%	Annual	09/20/23	(a)	09/20/28	GBP	30	(1,276)	—	(1,276)
3-mo. Canada Bank Acceptance, 5.08%	Semi-Annual	3.61%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	50	(187)	(13)	(174)
1-Day SONIA, 4.43%	Annual	3.63%	Annual	09/20/23	(a)	09/20/28	GBP	20	(825)	—	(825)
1-Day SONIA, 4.43%	Annual	3.65%	Annual	09/20/23	(a)	09/20/28	GBP	30	(1,201)	(14)	(1,187)
1-Day SONIA, 4.43%	Annual	3.67%	Annual	09/20/23	(a)	09/20/28	GBP	10	(392)	(19)	(373)
3-mo. Canada Bank Acceptance, 5.08%	Semi-Annual	3.67%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	80	(138)	94	(232)
3.68%	Semi-Annual	6-mo. BBSW, 4.17%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	30	123	—	123
3.69%	Semi-Annual	6-mo. BBSW, 4.17%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	20	79	—	79
3.71%	Semi-Annual	6-mo. BBSW, 4.17%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	40	136	—	136
3-mo. Canada Bank Acceptance, 5.08%	Semi-Annual	3.72%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	40	3	(41)	44
3-mo. Canada Bank Acceptance, 5.08%	Semi-Annual	3.74%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	50	32	15	17
3.74%	Semi-Annual	6-mo. BBSW, 4.17%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	60	143	—	143
3.75%	Semi-Annual	6-mo. BBSW, 4.17%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	70	152	1	151
1-Day SONIA, 4.43%	Annual	3.76%	Annual	09/20/23	(a)	09/20/28	GBP	10	(341)	(23)	(318)
3.76%	Semi-Annual	6-mo. BBSW, 4.17%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	20	39	—	39
3-mo. Canada Bank Acceptance, 5.08%	Semi-Annual	3.79%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	50	110	48	62
3.80%	Semi-Annual	6-mo. BBSW, 4.17%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	50	39	—	39
3.80%	Semi-Annual	6-mo. BBSW, 4.17%	Semi-Annual	09/20/23	(a)	09/20/28	AUD	30	25	—	25
1-Day SONIA, 4.43%	Annual	3.85%	Annual	09/20/23	(a)	09/20/28	GBP	20	(590)	—	(590)

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
1-Day SONIA, 4.43%	Annual	3.87%	Annual	09/20/23	(a)	09/20/28	GBP	30	$(850)	$(145)	$(705)
1-Day SONIA, 4.43%	Annual	3.88%	Annual	09/20/23	(a)	09/20/28	GBP	30	(843)	—	(843)
3-mo. Canada Bank Acceptance, 5.08%	Semi-Annual	3.88%	Semi-Annual	09/20/23	(a)	09/20/28	CAD	50	257	110	147
1-Day SONIA, 4.43%	Annual	3.90%	Annual	09/20/23	(a)	09/20/28	GBP	40	(1,068)	1	(1,069)
1-Day SONIA, 4.43%	Annual	3.92%	Annual	09/20/23	(a)	09/20/28	GBP	40	(1,031)	(115)	(916)
1-Day SONIA, 4.43%	Annual	3.94%	Annual	09/20/23	(a)	09/20/28	GBP	10	(244)	21	(265)
1-Day SONIA, 4.43%	Annual	3.96%	Annual	09/20/23	(a)	09/20/28	GBP	20	(469)	—	(469)
4.14%	Semi-Annual	3-mo. BBR, 5.67%	Quarterly	09/20/23	(a)	09/20/28	NZD	70	367	1	366
4.19%	Semi-Annual	3-mo. BBR, 5.67%	Quarterly	09/20/23	(a)	09/20/28	NZD	50	196	—	196
4.36%	Semi-Annual	3-mo. BBR, 5.67%	Quarterly	09/20/23	(a)	09/20/28	NZD	20	(9)	—	(9)
4.40%	Semi-Annual	3-mo. BBR, 5.67%	Quarterly	09/20/23	(a)	09/20/28	NZD	50	(81)	—	(81)
6-mo. PRIBOR, 7.20%	Semi-Annual	4.44%	Annual	09/20/23	(a)	09/20/28	CZK	500	(23)	—	(23)
4.48%	Semi-Annual	3-mo. BBR, 5.67%	Quarterly	09/20/23	(a)	09/20/28	NZD	60	(219)	—	(219)
6-mo. PRIBOR, 7.20%	Semi-Annual	4.50%	Annual	09/20/23	(a)	09/20/28	CZK	330	27	—	27
4.63%	Semi-Annual	3-mo. BBR, 5.67%	Quarterly	09/20/23	(a)	09/20/28	NZD	30	(230)	—	(230)
6-mo. WIBOR, 6.95%	Semi-Annual	5.13%	Annual	09/20/23	(a)	09/20/28	PLN	150	(174)	—	(174)
6-mo. WIBOR, 6.95%	Semi-Annual	5.23%	Annual	09/20/23	(a)	09/20/28	PLN	90	(13)	—	(13)
6-mo. WIBOR, 6.95%	Semi-Annual	5.26%	Annual	09/20/23	(a)	09/20/28	PLN	110	7	—	7
6-mo. WIBOR, 6.95%	Semi-Annual	5.31%	Annual	09/20/23	(a)	09/20/28	PLN	80	45	—	45
6-mo. WIBOR, 6.95%	Semi-Annual	5.35%	Annual	09/20/23	(a)	09/20/28	PLN	60	57	—	57
6-mo. WIBOR, 6.95%	Semi-Annual	5.37%	Annual	09/20/23	(a)	09/20/28	PLN	80	94	—	94
6-mo. WIBOR, 6.95%	Semi-Annual	5.42%	Annual	09/20/23	(a)	09/20/28	PLN	110	185	—	185
6-mo. WIBOR, 6.95%	Semi-Annual	5.44%	Annual	09/20/23	(a)	09/20/28	PLN	110	205	—	205
6-mo. WIBOR, 6.95%	Semi-Annual	5.45%	Annual	09/20/23	(a)	09/20/28	PLN	160	316	—	316
6-mo. WIBOR, 6.95%	Semi-Annual	5.45%	Annual	09/20/23	(a)	09/20/28	PLN	60	119	—	119
3-mo. JIBAR, 8.49%	Quarterly	8.42%	Quarterly	09/20/23	(a)	09/20/28	ZAR	670	(1,408)	—	(1,408)
3-mo. JIBAR, 8.49%	Quarterly	8.57%	Quarterly	09/20/23	(a)	09/20/28	ZAR	710	(1,282)	—	(1,282)
3-mo. JIBAR, 8.49%	Quarterly	9.04%	Quarterly	09/20/23	(a)	09/20/28	ZAR	790	(700)	—	(700)
3-mo. JIBAR, 8.49%	Quarterly	9.35%	Quarterly	09/20/23	(a)	09/20/28	ZAR	700	(202)	—	(202)
3-mo. JIBAR, 8.49%	Quarterly	9.38%	Quarterly	09/20/23	(a)	09/20/28	ZAR	480	(110)	—	(110)
3-mo. JIBAR, 8.49%	Quarterly	9.40%	Quarterly	09/20/23	(a)	09/20/28	ZAR	350	(63)	—	(63)
3-mo. JIBAR, 8.49%	Quarterly	9.50%	Quarterly	09/20/23	(a)	09/20/28	ZAR	580	9	—	9
3-mo. JIBAR, 8.49%	Quarterly	9.55%	Quarterly	09/20/23	(a)	09/20/28	ZAR	620	70	—	70
6-mo. EURIBOR, 3.75%	Semi-Annual	2.84%	Annual	06/21/23	(a)	06/21/33	EUR	2,800	(28,254)	(19,924)	(8,330)
1-Day SOFR, 5.06%	Annual	3.03%	Annual	06/21/23	(a)	06/21/33	USD	4,870	(133,232)	(42,130)	(91,102)
3.21%	Annual	1-Day SONIA, 4.43%	Annual	06/21/23	(a)	06/21/33	GBP	1,010	88,671	11,817	76,854
1-Day SONIA, 4.43%	Annual	4.28%	Annual	06/21/23	(a)	06/21/33	GBP	1,293	23,088	5,308	17,780
2.34%	Annual	6-mo. EURIBOR, 3.75%	Semi-Annual	06/21/23	(a)	06/21/53	EUR	820	44,804	18,699	26,105
2.86%	Annual	1-Day SOFR, 5.06%	Annual	06/21/23	(a)	06/21/53	USD	1,360	74,609	19,635	54,974
2.97%	Annual	1-Day SOFR, 5.06%	Annual	06/21/23	(a)	06/21/53	USD	40	1,377	(34)	1,411
1-Day SONIA, 4.43%	Annual	3.09%	Annual	06/21/23	(a)	06/21/53	GBP	460	(77,249)	(8,339)	(68,910)

									$(589)	$15,576	$(16,165)

(a)	Forward Swap.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$107,904	$(91,272)	$331,547	$ (370,785)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$53,551	$—	$53,551
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	4,022	—	—	4,022
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	329,248	2,299	331,547

	$—	$—	$—	$4,022	$382,799	$2,299	$389,120

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$20,479	$—	$20,479
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	5,779	—	—	5,779
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	22,902	—	—	345,413	2,470	370,785

	$—	$22,902	$—	$5,779	$365,892	$2,470	$397,043

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(821,726)	$—	$(821,726)
Forward foreign currency exchange contracts	—	—	—	26,073	—	—	26,073
Swaps	—	(315,721)	—	—	200,340	(6,180)	(121,561)

	$—	$(315,721)	$—	$26,073	$(621,386)	$(6,180)	$(917,214)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$54,426	$—	$54,426
Forward foreign currency exchange contracts	—	—	—	(6,691)	—	—	(6,691)
Swaps	—	113,574	—	—	(7,410)	(35,122)	71,042

	$—	$113,574	$—	$(6,691)	$47,016	$(35,122)	$118,777

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,479,473
Average notional value of contracts — short	$2,794,169
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$631,365
Average amounts sold — in USD	$274,133
Credit default swaps:
Average notional value — buy protection	$3,973,517
Interest rate swaps:
Average notional value — pays fixed rate	$28,554,542
Average notional value — receives fixed rate	$21,413,641
Inflation swaps:
Average notional value — pays fixed rate	$242,564
Average notional value — receives fixed rate	$356,894

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Advantage CoreAlpha Bond Fund

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$45,407	$11,346
Forward foreign currency exchange contracts	4,022	5,779
Swaps — centrally cleared	9,788	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	59,217	17,125

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(55,195)	(11,346)

Total derivative assets and liabilities subject to an MNA	$4,022	$5,779

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Barclays Bank PLC	$317	$—	$—	$—	$317
Deutsche Bank AG	584	—	—	—	584
JPMorgan Chase Bank N.A.	1,309	(155)	—	—	1,154
Morgan Stanley & Co. International PLC	1,744	(1,744)	—	—	—
Societe Generale	68	—	—	—	68

	$4,022	$(1,899)	$—	$—	$2,123

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Citibank N.A.	$1,064	$—	$—	$—	$1,064
JPMorgan Chase Bank N.A.	155	(155)	—	—	—
Morgan Stanley & Co. International PLC	4,560	(1,744)	—	—	2,816

	$5,779	$(1,899)	$—	$—	$3,880

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$2,731,984	$—	$2,731,984
Corporate Bonds	—	19,597,684	—	19,597,684
Foreign Agency Obligations	—	209,144	—	209,144
Municipal Bonds	—	301,344	—	301,344

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2023	BlackRock Sustainable Advantage CoreAlpha Bond Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Non-Agency Mortgage-Backed Securities	$—	$2,558,903	$—	$2,558,903
U.S. Government Sponsored Agency Securities	—	18,685,669	—	18,685,669
U.S. Treasury Obligations	—	9,952,241	—	9,952,241
Short-Term Securities
Money Market Funds	1,258,114	—	—	1,258,114
U.S. Treasury Obligations	—	3,128,302	—	3,128,302
Liabilities
Investments
TBA Sale Commitments	—	(1,664,636)	—	(1,664,636)

	$1,258,114	$55,500,635	$—	$56,758,749

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$4,022	$—	$4,022
Interest Rate Contracts	53,551	329,248	—	382,799
Other Contracts	—	2,299	—	2,299
Liabilities
Credit Contracts	—	(22,902)	—	(22,902)
Foreign Currency Exchange Contracts	—	(5,779)	—	(5,779)
Interest Rate Contracts	(20,479)	(345,413)	—	(365,892)
Other Contracts	—	(2,470)	—	(2,470)

	$33,072	$(40,995)	$—	$(7,923)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Statement of Assets and Liabilities

May 31, 2023

BlackRock Sustainable Advantage CoreAlpha Bond Fund

ASSETS
Investments, at value — unaffiliated(a)	$57,165,271
Investments, at value — affiliated(b)	1,258,114
Cash pledged:
Futures contracts	289,000
Centrally cleared swaps	255,000
Foreign currency, at value(c)	222,272
Receivables:
Investments sold	2,774
TBA sale commitments	1,682,531
Capital shares sold	76,720
Dividends — affiliated	2,006
Interest — unaffiliated	265,336
From the Manager	97,644
Variation margin on futures contracts	45,407
Variation margin on centrally cleared swaps	9,788
Unrealized appreciation on forward foreign currency exchange contracts	4,022
Prepaid expenses	39,200

Total assets	61,415,085

LIABILITIES
TBA sale commitments, at value(d)	1,664,636
Payables:
Investments purchased	4,442,630
Accounting services fees	9,407
Capital shares redeemed	89,064
Custodian fees	27,266
Income dividend distributions	25,395
Trustees’ and Officer’s fees	416
Other accrued expenses	104,246
Professional fees	18,157
Service and distribution fees	533
Transfer agent fees	3,760
Variation margin on futures contracts	11,346
Unrealized depreciation on forward foreign currency exchange contracts	5,779

Total liabilities	6,402,635

NET ASSETS	$55,012,450

NET ASSETS CONSIST OF
Paid-in capital	$65,958,286
Accumulated loss	(10,945,836)

NET ASSETS	$55,012,450

(a) Investments, at cost — unaffiliated	$61,548,951
(b) Investments, at cost — affiliated	$1,258,114
(c) Foreign currency, at cost	$225,156
(d) Proceeds from TBA sale commitments	$1,682,531

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (continued)

May 31, 2023

BlackRock Sustainable Advantage CoreAlpha Bond Fund

NET ASSET VALUE

Institutional
Net assets	$48,037,258

Shares outstanding	5,558,819

Net asset value	$8.64

Shares authorized	Unlimited

Par value	$0.001

Investor A

Net assets	$1,973,609

Shares outstanding	228,294

Net asset value	$8.65

Shares authorized	Unlimited

Par value	$0.001

Investor C

Net assets	$140,661

Shares outstanding	16,273

Net asset value	$8.64

Shares authorized	Unlimited

Par value	$0.001

Class K

Net assets	$4,860,922

Shares outstanding	562,268

Net asset value	$8.65

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statement of Operations

Year Ended May 31, 2023

BlackRock Sustainable Advantage CoreAlpha Bond Fund

INVESTMENT INCOME
Dividends — affiliated	$96,430
Interest — unaffiliated	1,814,372

Total investment income	1,910,802

EXPENSES

Investment advisory	139,169
Professional	115,939
Registration	88,727
Custodian	70,180
Transfer agent — class specific	47,985
Printing and postage	35,905
Administration	25,716
Accounting services	12,797
Administration — class specific	12,102
Service and distribution — class specific	9,798
Trustees and Officer	2,344
Miscellaneous	85,069

Total expenses	645,731
Less:
Administration fees waived	(25,716)
Administration fees waived by the Manager — class specific	(12,102)
Fees waived and/or reimbursed by the Manager	(410,791)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(19,635)

Total expenses after fees waived and/or reimbursed	177,487

Net investment income	1,733,315

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,937,347)
Forward foreign currency exchange contracts	26,073
Foreign currency transactions	(28,593)
Futures contracts	(821,726)
Swaps	(121,561)

(3,883,154)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	150,779
Forward foreign currency exchange contracts	(6,691)
Foreign currency translations	(2,151)
Futures contracts	54,426
Swaps	71,042

267,405

Net realized and unrealized loss	(3,615,749)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,882,434)

See notes to financial statements.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

		BlackRock Sustainable Advantage CoreAlpha Bond Fund

	Year Ended	Year Ended
	05/31/23	05/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,733,315	$1,162,048
Net realized loss	(3,883,154)	(3,200,557)
Net change in unrealized appreciation (depreciation)	267,405	(5,290,967)

Net decrease in net assets resulting from operations	(1,882,434)	(7,329,476)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(999,958)	(1,100,157)
Investor A	(52,057)	(101,830)
Investor C	(1,114)	(1,063)
Class K	(77,130)	(38,254)
Return of capital
Institutional	(416,654)	(244,378)
Investor A	(26,830)	(25,881)
Investor C	(973)	(558)
Class K	(29,871)	(8,192)

Decrease in net assets resulting from distributions to shareholders	(1,604,587)	(1,520,313)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(8,021,575)	13,520,611

NET ASSETS
Total increase (decrease) in net assets	(11,508,596)	4,670,822
Beginning of year	66,521,046	61,850,224

End of year	$55,012,450	$66,521,046

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage CoreAlpha Bond Fund

	Institutional

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$9.09	$10.28	$10.58	$9.85	$9.51

Net investment income(a)	0.25	0.17	0.17	0.22	0.25
Net realized and unrealized gain (loss)	(0.46)	(1.14)	(0.17)	0.76	0.36

Net increase (decrease) from investment operations	(0.21)	(0.97)	—	0.98	0.61

Distributions(b)
From net investment income	(0.17)	(0.12)	(0.23)	(0.25)	(0.27)
From net realized gain	—	(0.06)	(0.07)	—	—
Return of capital	(0.07)	(0.04)	—	—	—

Total distributions	(0.24)	(0.22)	(0.30)	(0.25)	(0.27)

Net asset value, end of year	$8.64	$9.09	$10.28	$10.58	$9.85

Total Return(c)
Based on net asset value	(2.34)%	(9.62)%	(0.08)%	10.06%	6.55%

Ratios to Average Net Assets(d)
Total expenses	1.05%	0.95%	1.20%	1.54%	2.02	%(e)

Total expenses after fees waived and/or reimbursed	0.28%	0.29%	0.41%	0.40%	0.41%

Net investment income	2.88%	1.69%	1.62%	2.15%	2.64%

Supplemental Data
Net assets, end of year (000)	$48,037	$58,835	$54,288	$47,860	$24,031

Portfolio turnover rate(f)	376%	304%	503%	287%	202%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e) Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 1.79%.
(f) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Portfolio turnover rate (excluding MDRs)	193%	173%	302%	177%	117%

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Advantage CoreAlpha Bond Fund (continued)

		Investor A

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$9.09	$10.28	$10.58	$9.86	$9.51

Net investment income(a)	0.22	0.14	0.15	0.19	0.23
Net realized and unrealized gain (loss)	(0.45)	(1.14)	(0.18)	0.75	0.37

Net increase (decrease) from investment operations	(0.23)	(1.00)	(0.03)	0.94	0.60

Distributions(b)
From net investment income	(0.14)	(0.09)	(0.20)	(0.22)	(0.25)
From net realized gain	—	(0.06)	(0.07)	—	—
Return of capital	(0.07)	(0.04)	—	—	—

Total distributions	(0.21)	(0.19)	(0.27)	(0.22)	(0.25)

Net asset value, end of year	$8.65	$9.09	$10.28	$10.58	$9.86

Total Return(c)
Based on net asset value	(2.48)%	(9.85)%	(0.32)%	9.66%	6.39%

Ratios to Average Net Assets(d)
Total expenses	1.34%	1.28%	1.54%	1.97%	2.44	%(e)

Total expenses after fees waived and/or reimbursed	0.53%	0.54%	0.66%	0.66%	0.66%

Net investment income	2.54%	1.43%	1.40%	1.89%	2.39%

Supplemental Data
Net assets, end of year (000)	$1,974	$5,156	$6,049	$1,807	$550

Portfolio turnover rate(f)	376%	304%	503%	287%	202%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e) Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.21%.
(f) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Portfolio turnover rate (excluding MDRs)	193%	173%	302%	177%	117%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock Sustainable Advantage CoreAlpha Bond Fund (continued)
		Investor C

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$9.09	$10.28	$10.58	$9.85	$9.51

Net investment income(a)	0.16	0.07	0.07	0.12	0.16
Net realized and unrealized gain (loss)	(0.46)	(1.14)	(0.18)	0.75	0.35

Net increase (decrease) from investment operations	(0.30)	(1.07)	(0.11)	0.87	0.51

Distributions(b)
From net investment income	(0.08)	(0.02)	(0.12)	(0.14)	(0.17)
From net realized gain	—	(0.06)	(0.07)	—	—
Return of capital	(0.07)	(0.04)	—	—	—

Total distributions	(0.15)	(0.12)	(0.19)	(0.14)	(0.17)

Net asset value, end of year	$8.64	$9.09	$10.28	$10.58	$9.85

Total Return(c)
Based on net asset value	(3.32)%	(10.53)%	(1.07)%	8.96%	5.49%

Ratios to Average Net Assets(d)
Total expenses	2.42%	2.29%	2.40%	2.66%	3.20	%(e)

Total expenses after fees waived and/or reimbursed	1.28%	1.29%	1.41%	1.41%	1.41%

Net investment income	1.89%	0.69%	0.62%	1.15%	1.64%

Supplemental Data
Net assets, end of year (000)	$141	$136	$134	$124	$69

Portfolio turnover rate(f)	376%	304%	503%	287%	202%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e) Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.97%.
(f) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Portfolio turnover rate (excluding MDRs)	193%	173%	302%	177%	117%

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

		BlackRock Sustainable Advantage CoreAlpha Bond Fund (continued)
		Class K

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Net asset value, beginning of year	$9.09	$10.28	$10.58	$9.85	$9.51

Net investment income(a)	0.26	0.17	0.18	0.24	0.26
Net realized and unrealized gain (loss)	(0.46)	(1.14)	(0.18)	0.74	0.35

Net increase (decrease) from investment operations	(0.20)	(0.97)	—	0.98	0.61

Distributions(b)
From net investment income	(0.17)	(0.12)	(0.23)	(0.25)	(0.27)
From net realized gain	—	(0.06)	(0.07)	—	—
Return of capital	(0.07)	(0.04)	—	—	—

Total distributions	(0.24)	(0.22)	(0.30)	(0.25)	(0.27)

Net asset value, end of year	$8.65	$9.09	$10.28	$10.58	$9.85

Total Return(c)
Based on net asset value	(2.18)%	(9.58)%	(0.02)%	10.10%	6.60%

Ratios to Average Net Assets(d)
Total expenses	1.03%	0.93%	1.17%	1.67%	2.70	%(e)

Total expenses after fees waived and/or reimbursed	0.23%	0.24%	0.36%	0.36%	0.36%

Net investment income	3.00%	1.75%	1.72%	2.38%	2.66%

Supplemental Data
Net assets, end of year (000)	$4,861	$2,394	$1,380	$130	$449

Portfolio turnover rate(f)	376%	304%	503%	287%	202%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e) Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.48%.
(f) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/23	Year Ended 05/31/22	Year Ended 05/31/21	Year Ended 05/31/20	Year Ended 05/31/19

Portfolio turnover rate (excluding MDRs)	193%	173%	302%	177%	117%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds IV (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Sustainable Advantage CoreAlpha Bond Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional and Class K Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements   (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements   (continued)

in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.23%
$1 billion — $3 billion	0.22
$3 billion — $5 billion	0.21
$5 billion — $10 billion	0.20
Greater than $10 billion	0.20

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total

Service and distribution fees — class specific	$8,556	$1,242	$9,798

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million — $1 billion	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2023, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees — class specific	$10,630	$685	$25	$762	$12,102

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2023, the Fund did not pay any amounts to affiliates in return for these services.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements   (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2023, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total

Reimbursed amounts	$131	$218	$197	$47	$593

For the year ended May 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total

Transfer agent fees — class specific	$41,294	$5,670	$530	$491	$47,985

Other Fees: For the year ended May 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $163.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2023, the amount waived was $2,804.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation

Institutional	0.28%
Investor A	0.53
Investor C	1.28
Class K	0.23

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2023, amounts included in the Statement of Operations were as follows:

Fees waived and/or reimbursed by the Manager	$407,987

Administration fees waived	$25,716

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager- class specific and transfer agent fees waived and/or reimbursed by the Manager - class specific, respectively, in the Statement of Operations. For the year ended May 31, 2023, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees waived by the Manager — class specific	$10,630	$685	$25	$762	$12,102

	Institutional	Investor A	Investor C	Class K	Total

Transfer agent fees waived and/or reimbursed by the Manager — class specific	$14,720	$3,958	$467	$490	$19,635

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective August 23, 2023, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of May 31, 2023, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring

Fund Name/Fund Level/Share Class	08/23/23

BlackRock Sustainable Advantage CoreAlpha Bond Fund
Fund Level	$867,148
Institutional	47,258
Investor A	12,658
Investor C	1,011
Class K	2,290

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on May 31, 2023:

Fund Name/Fund Level/Share Class	Expired 05/31/23

BlackRock Sustainable Advantage CoreAlpha Bond Fund
Fund Level	$416,368
Institutional	13,574
Investor A	4,815
Investor C	310
Class K	372

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the year ended May 31, 2023, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$860,289	$5,531,050	$218,361,531	$224,489,520

For the year ended May 31, 2023, purchases and sales related to mortgage dollar rolls were $107,078,985 and $107,120,529, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements   (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 05/31/23	Year Ended 05/31/22

BlackRock Sustainable Advantage CoreAlpha Bond Fund
Ordinary income	$1,130,259	$880,365
Long-term capital gains	—	360,939
Return of capital	474,328	279,009

	$1,604,587	$1,520,313

As of May 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$(6,548,134)	$(4,397,702)	$(10,945,836)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the realization for tax purposes of unrealized gains(losses) on certain foreign currency contracts, the realization for tax purposes of unrealized gains(losses) on certain futures contracts, accounting for swap agreements and amortization methods for premiums on fixed income securities.

As of May 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$62,812,723	$507,716	$(4,902,534)	$(4,394,818)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2023, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Fund’s performance.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk:The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that a majority of USD LIBOR settings will no longer be published after June 30, 2023. All other LIBOR settings and certain other interbank offered rates ceased to be published after December 31, 2021. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. The Federal Reserve Board adopted regulations that provide a fallback mechanism by identifying benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements   (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/23		Year Ended 05/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

BlackRock Sustainable Advantage CoreAlpha Bond Fund
Institutional
Shares sold	1,907,806	$16,681,544	2,956,406	$29,643,929
Shares issued in reinvestment of distributions	123,490	1,071,939	91,424	910,884
Shares redeemed	(2,946,281)	(25,431,104)	(1,854,682)	(18,247,226)

	(914,985)	$(7,677,621)	1,193,148	$12,307,587

Investor A
Shares sold and automatic conversion of shares	55,205	$476,810	294,488	$2,962,320
Shares issued in reinvestment of distributions	8,992	78,186	12,650	126,668
Shares redeemed	(403,149)	(3,526,436)	(328,192)	(3,192,705)

	(338,952)	$(2,971,440)	(21,054)	$(103,717)

Investor C
Shares sold	4,227	$37,032	3,215	$32,121
Shares issued in reinvestment of distributions	155	1,343	102	1,022
Shares redeemed and automatic conversion of shares	(3,068)	(26,534)	(1,361)	(12,883)

	1,314	$11,841	1,956	$20,260

Class K
Shares sold	410,345	$3,593,197	184,976	$1,833,326
Shares issued in reinvestment of distributions	12,258	106,471	4,566	45,324
Shares redeemed	(123,666)	(1,084,023)	(60,387)	(582,169)

	298,937	$2,615,645	129,155	$1,296,481

	(953,686)	$(8,021,575)	1,303,205	$13,520,611

As of May 31, 2023, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Investor C

BlackRock Sustainable Advantage CoreAlpha Bond Fund	1,065,743	5,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Sustainable Advantage CoreAlpha Bond Fund and the Board of Trustees of BlackRock Funds IV:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Sustainable Advantage CoreAlpha Bond Fund of BlackRock Funds IV (the “Fund”), including the schedule of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	41

Important Tax Information (unaudited)

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended May 31, 2023:

Fund Name	Federal Obligation Interest

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$358,710

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended May 31, 2023:

Fund Name	Interest Dividends

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$1,159,251

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2023:

Fund Name	Interest Related Dividends

BlackRock Sustainable Advantage CoreAlpha Bond Fund	$1,159,251

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 101 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2019)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 103 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 101 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 103 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 101 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 101 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 101 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

Catherine A. Lynch(d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 103 Portfolios	PennyMac Mortgage Investment Trust

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 268 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 270 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

Additional Information

Tailored Shareholder Reports for Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom
Legal Counsel
Accounting Agent and Custodian	Willkie Farr & Gallagher LLP
State Street Bank and Trust Company	New York, NY 10019
Boston, MA 02114
Address of the Fund
Transfer Agent	100 Bellevue Parkway
BNY Mellon Investment Servicing (US) Inc.	Wilmington, DE 19809
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	47

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

BAB	Build America Bond

BBR	Bank Bill Rate

BBSW	Bank Bill Swap Rate

CMT	Constant Maturity Treasury

CPI	Consumer Price Index

DAC	Designated Activity Company

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

MXIBTIIE	Mexico Interbank TIIE 28-Day

NIBOR	Norwegian Interbank Offered Rate

PRIBOR	Prague Interbank Offer Rate

RB	Revenue Bond

REMIC	Real Estate Mortgage Investment Conduit

SAN	State Aid Notes

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SORA	Singapore Overnight Rate Average

SSARON	Swiss Average Overnight Rate

STACR	Structured Agency Credit Risk

STIBOR	Stockholm Interbank Offered Rate

TBA	To-Be-Announced

THOR	Thai Overnight Repurchase Rate

UK RPI	United Kingdom Retail Price Index

WIBOR	Warsaw Interbank Offered Rate

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IMPBOND-05/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Sustainable Advantage CoreAlpha Bond	$41,616	$39,984	$44	$420	$18,200	$17,500	$218	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

        The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

        Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Sustainable Advantage CoreAlpha Bond	$18,462	$17,920

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds IV

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: July 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: July 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds IV

Date: July 21, 2023